SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                      FORM 8-K


                                    CURRENT REPORT


                         Pursuant to Section 13 or 15(d) of the
                              SECURITIES EXCHANGE ACT OF 1934


                              Date of Report - June 25,  1997
                             (Date of earliest event reported)


                                     UNIQUE MOBILITY, INC.
                     (Exact name of registrant as specified in charter)

                                           COLORADO
                       (State or other jurisdiction of Incorporation)


                 1-10869                              84-0579156
        (Commission File Number)         (I.R.S. Employer Identification No.)

                 425 Corporate Circle, Golden, Colorado         80401
               (Address of principal executive offices)       (Zip Code)


         Registrant's telephone number, including area code:  (303) 278-2002

                                     UNIQUE MOBILITY, INC.

                                           FORM 8-K

                                      ITEM OF INFORMATION



Item 5.  Other Events

     The Company issued the following press release on June 26, 1997 announcing a strategic alliance with EV Global Motors Company:


FOR IMMEDIATE RELEASE              Contact:  John S. Gould
                                        Director-Investor Relations
Release 97-10                           Unique Mobility, Inc.
                                        303-278-2002




             =====================================
              LEE IACOCCA'S EV GLOBAL MOTORS BUYS
             EQUITY STAKE IN UNIQUE MOBILITY, INC.
                     Partners will develop
             Light Electric Transportation Systems
             ======================================


     Denver (June 26) -- Unique Mobility, Inc. (AMEX:UQM) announced today that former Chrysler Chairman Lee Iacocca's new company, EV Global Motors (EVG), has formed a strategic partnership with Unique to develop electric drive systems for bikes, scooters and other light vehicles.

     EVG purchased 1,151,925 shares of Unique stock in a private transaction from Alcan Aluminium Limited (NYSE:AL) and purchased warrants from other sources for an additional 350,000 shares. Separately, Unique has agreed to acquire 400,000 shares of EVG in exchange for an additional 200,000 newly-issued shares of Unique. Upon completion of the latter transaction, EVG's beneficial ownership will represent approximately 12.2% of Unique, making EVG the company's largest shareholder.

     Iacocca will join Unique's board of directors and Ray Geddes, Unique's Chairman and CEO, will sit on EVG's board. For twenty years, Iacocca and Geddes worked together at Ford Motor Company on several sports car projects, including the Shelby Cobra, the Shelby Mustangs, the Ford GT LeMans car and the Ford Pantera.

     Iacocca formed EV Global in March to develop and market light electric transportation systems (LETS) such as bicycles and scooters for markets in North America, Europe and Asia. EVG has contracted with Unique for an electric drive system for bicycles and has signed a memorandum of understanding with Unique and Unique's Taiwan joint venture partners to market electric scooters throughout the Western Hemisphere.

     Unique Mobility, based in Golden, Colorado, is a world leader in compact, high-performance electric motors and controllers for electric and hybrid electric vehicle propulsion systems ("Hybrid" electric vehicles run on a combination of electricity and conventional fuel such as gasoline or diesel). Its customers include many of the world's major automotive OEMs as well as the U.S. Departments of Defense, Energy and Transportation.

     Of the new partnership, Iacocca said: "We're excited about teaming up with Unique Mobility. They've got some of the best technology in the world and are a key element in our global strategy. As a product development and manufacturing partner, Unique will become an important supplier of electric drive systems for our new products."

     Added Unique's Geddes, "Lee Iacocca's expertise in marketing and management will jump-start our growth as a power system supplier and will provide a welcome boost for the entire electric vehicle industry. Like Lee, I believe the worldwide potential for light electric transportation is enormous."

     This release contains forward-looking statements that involve risks and uncertainties. The Company's actual results could differ materially from those discussed in this release. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in the Company's Registration Statement on Form S-3 (file no. 23843). These forward-looking statements represent the Company's judgment as of the date of this release. The Company disclaims, however, any intent or obligation to update these forward-looking statements.


                        # # # END # # #

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                Unique Mobility, Inc.
                                                  (Registrant)

                                              By:   /s/ Donald A. French
                                                        Donald A. French

                                             Treasurer and Controller
                                             (Principal Financial and
                                              Accounting Officer)

Date: June 30, 1997